UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 13, 2016

Shutterfly, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33031	94-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Amendment of Offer Letter Agreements—Change in Change in Control Benefit

On March 13, 2016, the Compensation Committee of the Board of Directors of Shutterfly, Inc. (the “Company”) authorized the Company to enter into an Amendment to Offer Letter Agreement (the “Amendment to Offer Letter Agreement”) with certain executive officers (the “Executives”) including each of the following named executive officers of the Company:

Name	Title

Michael Pope	Senior Vice President and Chief Financial Officer
Satish Menon	Senior Vice President and Chief Technical Officer
The “Amendment to Offer Letter Agreement” will add or modify certain terms and benefits (“Offer Letter CIC Benefits”) of the existing employment agreements of the Executive, provided that there is a change in ownership or control of the Company. Pursuant to the terms of the Amendment to Offer Letter Agreement, each Offer Letter Agreement shall be amended to modify the Offer Letter CIC Benefits (“Adjusted Offer Letter CIC Benefits”) as follows:

(1)	In the event of a Qualifying Termination within 12 months of a Corporate Transaction, the Executive shall receive: (i) 12 months base salary based on the calendar year immediately preceding termination; (ii) 12 months COBRA coverage; (iii) acceleration of 100% of outstanding time vested equity grants; and (iv) acceleration of 100% of outstanding performance vested equity grants (as if there had been achievement of at-target performance levels--unless otherwise specified in the relevant grant agreement).

(2)	The Adjusted Offer Letter CIC Benefits shall expire at midnight on December 31, 2017 and at such time the Offer Letter Agreements shall revert to their terms before the Amendment to Offer Letter Agreement was executed; provided however, that the definition of Qualifying Termination shall remain as stated herein.

(3)	"Qualifying Termination" shall mean: (a) a termination of employment by the Company or its successor without Cause; or (b) resignation within three (3) months following an event constituting Good Reason, conditioned upon written notice to the Company of such event within forty-five (45) days of its occurrence and the Company has failed to cure such event within thirty (30) days following receipt of such notice. For purposes of this paragraph, "Good Reason" means (i) a material reduction or change in duties and responsibilities as in effect immediately prior to the Corporate Transaction; (ii) the relocation of the Company's corporate office where the Executives work by more than thirty-five (35) miles from its location immediately prior to such Corporate Transaction, which materially increases commuting distance or (iii) a material reduction in annual compensation, including base salary and target bonus.

(4)	The Offer Letter Agreements are not modified in any other way, except as specifically described herein.

Extension of Term of Executive Retention Agreements

On March 13, 2016, the Company’s Compensation Committee of the Board of Directors authorized the Company to enter into an Amendment to Executive Retention Agreement with certain executive officers, including Mr. Menon and Mr. Pope, such that the term of such agreements is extended to December 31, 2017.

A form of Executive Retention Agreement was filed as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

Date: March 14, 2016	By:	/s/ Phil Marineau
Name: Phil Marineau
Title: Chairman and Interim Chief Executive Officer